                                                                   Exhibit 10.15

                                 LEASE AGREEMENT

                                     between

                              TIRO INDUSTRIES, INC.
                                   (Landlord)

                                       and

                             THE LAMAUR CORPORATION
                                    (Tenant)

                        5601 East River Road, Fridley, MN
                               (Premises Address)

                                TABLE OF CONTENTS
                                -----------------
                                 LEASE AGREEMENT
                                 ---------------

Article           Title                                                   Page
- -------           -----                                                   ----

1 - DEFINITIONS.............................................................1
2 - PREMISES................................................................2
3 - TERM....................................................................2
4 - RENTAL..................................................................2
5 - SECURITY DEPOSIT........................................................3
6 - USE OF PREMISES.........................................................3
7 - UTILITIES AND SERVICES..................................................3
8 - MAINTENANCE AND REPAIRS.................................................4
9 - ALTERATIONS, ADDITIONS AND IMPROVEMENTS.................................5
10 - INDEMNIFICATION AND INSURANCE..........................................6
11 - DAMAGE OR DESTRUCTION..................................................8
12 - CONDEMNATION...........................................................9
13 - RELOCATION.............................................................9
14 - ASSIGNMENT AND SUBLETTING..............................................9
15 - DEFAULT AND REMEDY....................................................10
16 - ATTORNEYS' FEES; COSTS OF SUIT........................................13
17 - SUBORDINATION AND ATTORNMENT..........................................14
18 - QUIET ENJOYMENT.......................................................15
19 - PARKING...............................................................15
20 - RULES AND REGULATIONS.................................................15
21 - ESTOPPEL CERTIFICATES.................................................15
22 - ENTRY BY LANDLORD.....................................................16
23 - LANDLORD'S LEASE UNDERTAKINGS - EXCULPATION FROM PERSONAL
      LIABILITY; TRANSFER OF LANDLORD'S INTEREST...........................17
24 - HOLDOVER TENANCY......................................................17
25 - NOTICES...............................................................17
26 - BROKERS...............................................................18
27 - MISCELLANEOUS.........................................................18

                                 LEASE AGREEMENT
                                 ---------------

         THIS LEASE ("Lease"), dated ______________________ , 1999, is made and entered into by and between Tiro Industries, Inc., a Minnesota corporation ("Landlord") and The Lamaur Corporation, a Delaware corporation ("Tenant"), upon the following terms and conditions:

                             ARTICLE 1 - DEFINITIONS
                             -----------------------

         Unless the context otherwise specifies or requires, the following terms shall have the meanings specified herein:

         1.01. Building. The term "Building" shall mean that certain building located at 5601 East River Road, Fridley, Minnesota, together with all related site land, improvements, parking facilities, common areas, driveways, sidewalks and landscaping.

         1.02. Premises. The term "Premises" shall mean those areas of the Building and those facilities located in the Building which are described on Exhibit A.

         1.03. Rentable Area of the Premises. The rentable area of the Premises is set forth on Exhibit A hereto.

         1.04. Lease Term. The terms "Lease Term" and "Term" shall mean the two
(2) year period from the Commencement Date to the Expiration Date, as such terms are hereinafter defined, unless sooner terminated or extended as otherwise provided in this Lease.

         1.05. Commencement Date. The term "Commencement Date" shall mean the date of this Lease.

         1.06. Expiration Date. The term "Expiration Date" shall mean the date which is two (2) years after the Commencement Date.

         1.07. Rent. The Premises are being leased to Tenant at an annual gross rental of $81,480.00, payable in equal monthly installments of $6,790.00.

         1.08. Tenant's Percentage Share. (Deleted.)

         1.09. Security Deposit. (Deleted.)

         1.10. Tenant's Permitted Use. The term "Tenant's Permitted Use" shall mean office, laboratory and warehouse uses for the operation of Tenant's current business and the storage of Tenant's materials and products used in that business, and no other use, all as further limited and described on Exhibit A hereto.

         1.11. Landlord's Address For Notices. The term "Landlord's Address for Notices" shall mean Tiro Industries, Inc., 5601 East River Road, Fridley, Minnesota 55432-6198, Attn:

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President, with a copy to Tiro Industries, Inc., 2700 East 28th Street,
Minneapolis, Minnesota 55406, Attn: President.

         1.12. Tenant's Address For Notices. The term "Tenant's Address for Notices" shall mean the Premises.

         1.13. Brokers. There are no brokers involved in this transaction.

         1.14. Guarantors. (Deleted.)

         1.15. State. The term "State" means the State of Minnesota.

                              ARTICLE 2 - PREMISES
                              --------------------

         2.01. Lease of Premises. Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, upon all of the terms, covenants and conditions contained in this Lease. On the Commencement Date, Landlord shall deliver the Premises to Tenant AS IS, WITH ALL FAULTS, and without any obligation on the part of Landlord to make any repairs or improvements thereto, it being acknowledged that Tenant has been, and now is, in occupancy of the Premises, and is familiar with the condition and state of repair thereof.

         2.02. Acceptance of Premises. Tenant acknowledges that Landlord has not made any representation or warranty with respect to the suitability or fitness of either the Premises or the Building for the conduct of Tenant's Permitted Use or for any other purpose.

                                ARTICLE 3 - TERM
                                ----------------

         3.01. Term. Except as otherwise provided in this Lease, the Lease Term shall be for the period described in Section 1.04 of this Lease.

                               ARTICLE 4 - RENTAL
                               ------------------

         4.01. Rental. As rental for the Premises, Tenant agrees to pay Landlord the rental specified in Section 1.07 of this Lease.

         4.02. Additional Rental. For purposes of this Lease, all amounts payable by Tenant to Landlord pursuant to this Lease, whether or not denominated as such, shall constitute additional rental hereunder. Such additional rental, together with the rental specified in Section 1.07 of this Lease, shall sometimes be referred to in this Lease as "Rent".

         4.03. Payment. Concurrently with the execution hereof, Tenant shall pay Landlord Rent for the first month of the Lease Term. (Monthly Rent shall be in the amount set forth in Section 1.07 hereof.) Thereafter, Rent, as so calculated, shall be payable in advance on the same day of each calendar month during the Lease Term. All Rent, and all other amounts payable to Landlord by Tenant pursuant to the provisions of this Lease, shall be paid to Landlord, without notice, demand, abatement, deduction or offset, in lawful money of the United States, at such place as

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Landlord may designate from time to time by written notice given to Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the correct Rent due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law or in equity provided.

                          ARTICLE 5 - SECURITY DEPOSIT
                          ----------------------------

         5.01. Security Deposit. (Deleted.)

                           ARTICLE 6 - USE OF PREMISES
                           ---------------------------

         6.01. Tenant's Permitted Use. Tenant shall use the Premises only for Tenant's Permitted Use as set forth in Section 1.10 above and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall, at its sole cost and expense, obtain all governmental licenses and permits required to allow Tenant to conduct Tenant's Permitted Use. Landlord disclaims any warranty that the Premises or Building are suitable for Tenant's use, and Tenant acknowledges that it has had a full opportunity to make its own determination in this regard.

         6.02. Compliance With Laws and Other Requirements.

                  (A) With respect to Tenant's unique or particular use of the Premises, as distinguished from general office or warehouse uses, Tenant shall cause the Premises to comply in all material respects with
         (i) all laws, ordinances, regulations and directives of any governmental authority having jurisdiction, including without limitation any certificate of occupancy, and (ii) any law, ordinance, regulation, covenant, condition or restriction affecting the Building or the Premises which in the future may become applicable to the Premises (collectively "Applicable Laws").

                  (B) Tenant shall not use the Premises, or permit the Premises to be used, in any manner which: (a) violates any Applicable Law; (b) causes or is reasonably likely to cause damage to the Building or the Premises; (c) violates a requirement or condition of any fire and extended insurance policy covering the Building and/or the Premises, or increases the cost of such policy; (d) constitutes or is reasonably likely to constitute a nuisance, annoyance or inconvenience to other tenants or occupants of the Building or its equipment, facilities or systems; or (e) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communication signals by antennae or other facilities located in or on the Building.

                       ARTICLE 7 - UTILITIES AND SERVICES
                       ----------------------------------

         7.01. Services. Normal utility service connections into the Premises have been provided. To the extent the same are not already in place, Tenant, at its sole expense, shall

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arrange with the appropriate utility company to install all necessary connections thereto, and shall maintain in continuous operation during the entire Term of the Lease, all such utility service, whether or not Tenant is in actual possession of the Premises. Landlord shall furnish, at its expense, all utilities and other services to the Premises, with the exception of telephone and telecommunication charges which shall be paid by Tenant directly to the provider or providers thereof. Landlord reserves the right during the Terms of this Lease to grant easements for public utility purposes on, over, or below the Premises without any abatement in rent, provided that said easements do not unreasonably interfere with the normal operation of the business conducted by Tenant in the Premises. Tenant shall also arrange for and pay for all telephone service and equipment, including any additions or alterations to the existing telephone service boards and conduit, which shall be completed without interference to the service and/or equipment of other occupants in the Building, and which shall be appropriately labeled upon the termination of this Lease.

         7.02. Interruption of Services. Landlord shall not be liable for any failure to furnish, stoppage of, or interruption in furnishing any of the services or utilities furnished to the Premises, when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disputes, labor disturbances, governmental regulation, civil disturbances, acts of war, moratorium or other governmental action, or any other cause beyond Landlord's reasonable control, and, in such event, Tenant shall not be entitled to any damages nor shall any failure or interruption abate or suspend Tenant's obligation to pay Rent required under this Lease or constitute or be construed as a constructive or other eviction of Tenant. Further, in the event any governmental authority or public utility promulgates or revises any law, ordinance, rule or regulation, or issues mandatory controls or voluntary controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service, Landlord may take any reasonably appropriate action to comply with such law, ordinance, rule, regulation, mandatory control or voluntary guideline without affecting Tenant's obligations hereunder. Tenant recognizes that any security services provided by Landlord at the Building are for the protection of Landlord's property and under no circumstances shall Landlord be responsible for, and Tenant waives any rights with respect to, providing security or other protection for Tenant or its employees, invitees or property in or about the Premises or the Building.

                       ARTICLE 8 - MAINTENANCE AND REPAIRS
                       -----------------------------------

         8.01. Landlord's Obligations. During the Lease Term, Landlord shall maintain the Premises in good repair and condition, except for reasonable wear and tear. If Tenant determines that any such repair or maintenance by Landlord is required, Tenant shall promptly give written notice to Landlord of the need for such repair or maintenance and unless Landlord in good faith disagrees with such determination by Tenant, Landlord shall proceed with reasonable promptness to perform such maintenance. Landlord shall not be liable to Tenant for any damage or inconvenience associated with any such maintenance.

         8.02. Tenant's Obligations. During the Lease Term, Tenant shall take good care of its property and fixtures located in the Premises, and suffer no waste to the Premises. Tenant shall be responsible for, and upon demand by Landlord shall promptly reimburse Landlord for, any damage to any portion of the Building or the Premises caused by (a) Tenant's activities in the Building or the Premises; (b) the performance or existence of any alterations, additions or improvements made by Tenant in or to the Premises;
(c) the installation, use, operation or movement of Tenant's property in or about the Building or the Premises; or (d) any act or omission by Tenant or its officers, partners, employees, agents, contractors or invitees.

         8.03. Tenant shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the Premises and Building, caused by Tenant or Tenant's agents, employees, invitees, licensees or visitors; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements and Tenant shall reimburse the cost, plus a ten percent (10%) overhead charge therefor, to Landlord within ten (10) days of the date of an invoice therefor front Landlord to Tenant.

         8.04. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises, and at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver the Premises to Landlord, broom clean with all debris removed, in as good condition as at the date of first possession of Tenant, ordinary wear and tear excepted. Tenant understands that "ordinary wear and tear" does not mean Tenant shall be relieved of performing its obligations under this Lease relating to maintenance and repairs as provided for in the Lease. The cost and expense of any repairs necessary to restore the condition of the Premises shall be borne by Tenant, and if Landlord undertakes to restore the Premises, it shall have a right of reimbursement against Tenant.

         8.05. Landlord's Rights. Landlord and its contractors shall have the right, at all reasonable times, to enter upon the Premises to make any repairs to the Premises or the Building reasonably required or deemed reasonably necessary by Landlord and to erect such equipment, including scaffolding, as is reasonably necessary to effect such repairs. During the pendency of such repairs, Landlord shall use reasonable efforts to minimize any material interruption of Tenant's business; provided, that if such repairs by Landlord are required to remedy an emergency situation or to cure a breach or default by Tenant under this Lease, Landlord shall not be obligated to minimize such interference.

               ARTICLE 9 - ALTERATIONS, ADDITIONS AND IMPROVEMENTS
               ---------------------------------------------------

         9.01. Landlord's Consent; Conditions. Tenant shall not make or permit to be made any alterations, additions, or improvements in or to the Premises ("Alterations") without the prior written consent of Landlord, which Landlord may withhold in Landlord's sole and absolute discretion. Should Landlord consent to Alterations by Tenant, Landlord may impose as a condition to such consent such requirements as Landlord in its sole discretion deems necessary or desirable.

         9.02. Performance of Alterations Work. All work relating to permitted Alterations shall be performed in compliance with the plans and specifications approved by Landlord, all applicable laws, ordinances, rules, regulations and directives of all governmental authorities having jurisdiction and the requirements of all carriers of insurance on the Premises and the Building, the Board of Underwriters, Fire Rating Bureau, or similar organization. All work shall

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

be performed in a diligent, first class manner and so as not to unreasonably interfere with any other tenants or occupants of the Building. All costs incurred by Landlord relating to the Alterations shall be payable to Landlord by Tenant as additional rent upon demand.

         9.03. Liens. Tenant shall pay when due all costs for work performed and materials supplied to the Premises. Tenant shall keep Landlord, the Premises and the Building free from all liens, stop notices and violation notices relating to the Alterations or any other work performed for, materials furnished to or obligations incurred by Tenant and Tenant shall protect, indemnify, hold harmless and defend Landlord, the Premises and the Building of and from any and all loss, cost, damage, liability and expense, including attorneys' fees, arising out of or related to any such liens or notices. If Tenant fails to pay and remove such lien, claim or encumbrance within such ten (10) days, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in
Section 15.04 hereof for amounts owed Landlord by Tenant shall be deemed to be additional rent due and payable by Tenant at once without notice or demand.

         9.04. Lease Termination. Except as provided in this Section 9.04, upon expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as when received, subject to reasonable wear and tear. All .Alterations shall become a part of the Premises and shall become the property of Landlord upon the expiration or earlier termination of this Lease, unless Landlord shall, by written notice given to Tenant, require Tenant to remove some or all of Tenant's Alterations, in which event Tenant shall promptly remove the designated Alterations and shall promptly repair any resulting damage, all at Tenant's sole expense. All business and trade fixtures, machinery and equipment, furniture, movable partitions and items of personal property owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant subject to Landlord's right of first refusal with respect thereto in the event Tenant decides to sell any of such property; upon the expiration or earlier termination of this Lease, Tenant shall, at its sole expense, remove all such items and repair any damage to the Premises or the Building caused by such removal. If Tenant fails to remove any such items or repair such damage promptly after the expiration or earlier termination of the Lease, Landlord may, but need not, do so with no liability to Tenant, and Tenant shall pay Landlord the cost thereof upon demand.

                   ARTICLE 10 - INDEMNIFICATION AND INSURANCE
                   ------------------------------------------

         10.01. Indemnification. Tenant agrees to protect, indemnify, hold harmless and defend Landlord and any mortgagee, and each of their respective partners, directors, officers, agents and employees, successors and assigns, regardless of any negligence of, or imputed to, Landlord as owner of the Building, Premises or underlying real property involved in an injury, from and against any and all loss, cost, damage, liability or expense as incurred (including but not limited to actual attorneys' fees and legal costs) arising out of or related to any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death, or property damage sustained by such person or persons which arises out of, is occasioned by or is in any way attributable to the use or occupancy of the Premises or any portion of the Building by Tenant or the acts or omissions of Tenant or its agents, employees, contractors, clients, invitees or subtenants except that caused by

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

the sole active negligence of Landlord or its agents or employees. Such loss or damage shall include, but not be limited to, any injury or damage to, or death of, Landlord's employees or agents or damage to the Premises or any portion of the Building. Notwithstanding anything to the contrary contained herein, nothing shall be interpreted or used in any way to affect, limit, reduce or abrogate any insurance coverage provided by any insurers to either Tenant or Landlord. Notwithstanding anything to the contrary contained in this Lease, nothing herein shall be construed to infer or imply that Tenant is a partner, joint venturer, agent, employee, or otherwise acting by or at the direction of Landlord.

         10.02. Property Insurance. At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, standard "all-risk" property insurance, in an amount not less than one hundred percent (100%) of the replacement cost covering Tenant's trade fixtures, equipment and other personal property from time to time situated in the Premises.

         10.03. Liability Insurance. At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, general liability insurance applying to the use and occupancy of the Premises and the business operated by Tenant. Such insurance shall have a minimum combined single limit of liability of at least $2,000,000 per occurrence and a general aggregate limit of at least $3,000,000. All such policies shall be written to apply to all bodily injury, property damage, personal injury losses and shall be endorsed to include Landlord and its directors, officers, agents, employees, and any mortgagee of Landlord as additional insureds. Such liability insurance shall be written as primary policies, not excess or contributing with or secondary to any other insurance as may be available to the Landlord or additional insureds.

         10.04. Workers' Compensation Insurance. At all times during the Lease Term, Tenant shall procure and maintain Workers' Compensation Insurance in accordance with the laws of the State and Employers' Liability insurance with a limit not less than the statutory minimums.

         10.05. Policy Requirements. All insurance required to be maintained by Tenant shall be issued by insurance companies authorized to do insurance business in the State and rated not less than A-VII in Best's Insurance Guide and a Standard and Poor's claims paying ability rating of not less than AA. A certificate of insurance (or, at Landlord's option, copies of the applicable policies) evidencing the insurance required under this Article 10 shall be delivered to Landlord prior to the Commencement Date. No such policy shall be subject to cancellation or modification without thirty (30) days prior written notice to Landlord and to any mortgagee designated by Landlord to Tenant. Tenant shall furnish Landlord with a replacement certificate with respect to any insurance not less than thirty (30) days prior to the expiration of the current policy. Tenant shall have the right to provide the insurance required by this
Article 10 pursuant to blanket policies, but only if such blanket policies expressly provide coverage to the Premises and the Landlord as required by this Lease.

         10.06. Waiver of Subrogation. Each party hereby waives any right of recovery against the other for injury or loss which could be covered by standard "all risk" insurance, to the extent of the injury or loss which could be covered thereby regardless of whether such insurance is actually maintained. Any policy of insurance to be provided by Tenant pursuant to this Article 10 shall contain a clause denying the insurer any right of subrogation against Landlord.

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

         10.07. Failure to Insure. If Tenant fails to maintain any insurance which Tenant is required to maintain pursuant to this Article 10, Tenant shall be liable to Landlord for any loss or cost resulting from such failure to maintain. Tenant may not self-insure against any risks required to be covered by insurance without Landlord's prior written consent.

         10.08. Landlord's Insurance. Landlord, at its expense, shall keep the Building insured by standard "all-risk" property insurance for at least the full replacement value thereof.

                       ARTICLE 11 - DAMAGE OR DESTRUCTION
                       ----------------------------------

         11.01. Total Destruction. Except as provided in Section 11.03 below, this Lease shall automatically terminate if the Premises are totally destroyed.

         11.02. Partial Destruction of Premises. If the Premises are damaged by any casualty and, in Landlord's opinion, the Premises can be restored to its preexisting condition within ninety (90) days after the date of the damage or destruction, Landlord shall, upon written notice from Tenant to Landlord of such damage, except as provided in Section 11.03, promptly and with due diligence repair any damage to the Premises. If such repairs cannot, in Landlord's opinion, be made within said ninety (90) day period, then either Landlord or Tenant shall have the right, by written notice given to the other within sixty
(60) days after the date of the damage or destruction, to terminate this Lease as of the date of the damage or destruction.

         11.03. Exceptions to Landlord's Obligations. Notwithstanding anything to the contrary contained in this Article 11, Landlord shall have no obligation to repair the Premises if either: (a) the Building in which the Premises are located is so damaged as to require repairs to the Building exceeding twenty percent (20%) of the full insurable value of the Building; or (b) Landlord elects to demolish the Building in which the Premises are located; or (c) the damage or destruction occurs less than one (1) year prior to the Termination Date.

         11.04. Waiver. The provisions contained in this Lease shall supersede any contrary laws now or hereafter in effect relating to damage or destruction.

         11.05. Rent Payments Absolute. Notwithstanding any other provision of this Lease to the contrary, including the provisions set forth above in this
Article 11, the rental payments to be made by Tenant to Landlord pursuant to
Article 4 hereof shall be absolutely due and payable to Landlord, notwithstanding an early termination of this Lease. Accordingly, should this Lease terminate by reason of any of the events described above in this Article 11, and should Tenant's occupancy of the Premises be thereby interrupted, Tenant's obligation to pay rent shall continue, and, when the Premises are restored, Tenant shall be entitled to occupy the same for the period of time that Tenant was unable to occupy the same as a result of damage or destruction to the Premises, with an appropriate credit for rent paid during the time that Tenant paid rent but did not occupy the Premises. By example, if the Premises are destroyed or damaged by fire or other casualty after twenty (20) months of the 24-month Term, to such an extent that Tenant is unable to occupy the Premises for the remaining four (4) months of the Term, Tenant shall nonetheless be obligated to continue its rental payments during those four months. Then, when the Premises are restored, by example in the 26th month after the Lease Commencement Date, Tenant would be able to reoccupy the Premises, and continue its occupancy of the same pursuant to the terms of this Lease for an additional four months corresponding to the time it was unable to occupy the Premises.

                            ARTICLE 12 - CONDEMNATION
                            -------------------------

         12.01. Taking. If the entire Premises or so much of the Premises as to render the balance unusable by Tenant shall be taken by condemnation, sale in lieu of condemnation or in any other manner for any public or quasi-public purpose (collectively "Condemnation"), this Lease shall terminate on the date that title or possession to the Premises is taken by the condemning authority, whichever is earlier.

         12.02. Award. In the event of any Condemnation, the entire award for such taking shall belong to Landlord. Tenant shall have no claim against Landlord or the award for the value of any unexpired term of this Lease or otherwise. Tenant shall be entitled to independently pursue a separate award in a separate proceeding for Tenant's relocation costs directly associated with the taking, provided such separate award does not diminish Landlord's award.

                             ARTICLE 13 - RELOCATION
                             -----------------------

         13.01. Relocation. (Deleted.)

                     ARTICLE 14 - ASSIGNMENT AND SUBLETTING
                     --------------------------------------

         14.01. Restriction. Tenant shall not, either voluntarily or by operation of law, assign, encumber, or otherwise transfer this Lease or any interest herein, or sublet the Premises or any part thereof, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees. An assignment, subletting or other action in violation of the foregoing shall be void and shall constitute a material breach of this Lease. For purposes of this
Section 14.01, an assignment shall not include any transfer of any interest in this Lease or the Premises by Tenant pursuant to a merger, division, consolidation or liquidation, or pursuant to a change in ownership of Tenant involving a transfer of voting control in Tenant (whether by transfer of partnership interests, corporate stock or otherwise). This Lease is personal to Tenant and is made as a concession to Tenant as a result of and as a part of the sale by Tenant to Landlord of the Building. This Lease is made with the express understanding that, under no circumstances, including the insolvency, bankruptcy or dissolution of Tenant, shall this Lease be assigned by operation of law or otherwise to any third person or other entity.

                         ARTICLE 15 - DEFAULT AND REMEDY
                         -------------------------------

         15.01. Events of Default By Tenant. The occurrence of any of the following shall constitute a material default and breach of this Lease by
Tenant:

                  (A) The failure by Tenant to make any payment required to be made by Tenant hereunder as and when due.

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

                  (B) The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant for fourteen (14) consecutive days (with or without the payment of Rent).

                  (C) The making by Tenant of any assignment of this Lease or any sublease of all or part of the Premises.

                  (D) The failure by Tenant to observe or perform any other provision of this Lease to be observed or performed by Tenant, other than those described in Sections 15.01(A), 15.01(B) or 15.01(C) above, if such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that it cannot be cured within the twenty (20) day period, no default shall be deemed to exist if Tenant commences the curing of the default promptly within such twenty (20) day period and thereafter diligently prosecutes the same to completion and achieves the same within forty-five (45) days after the occurrence of such default. The ten twenty (20) notice described herein shall be in lieu of, and not in addition to, any notice required under law now or hereafter in effect requiring that notice of default be given prior to the commencement of an unlawful detainer or other legal proceeding.

                  (E) The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition under any federal or state bankruptcy or insolvency laws (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days after filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets at the Premises or Tenant's interest in this Lease or the Premises, when possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other seizure of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease or the Premises, if such seizure is not discharged within thirty (30) days.

                  (F) The default by Tenant under any other agreements with Landlord, as provided in Section 15.05.

         15.02. Landlord's Right To Terminate Upon Tenant Default. In the event of any default by Tenant as provided in Section 15.01 above, Landlord shall have the right without notice or demand to Tenant (Tenant hereby irrevocably waiving all notices and demands, statutory or otherwise, including without limitation, any notice otherwise required in connection with any forcible entry and detainer action), to terminate this Lease, in which event Landlord shall be entitled to receive from Tenant:

                  (A) Any amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                  (B) Such other amounts and such other remedies in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

         15.03. Remedies in Event of Bankruptcy or Other Proceeding. Anything contained herein to the contrary notwithstanding, if termination of this Lease shall be stayed by order of any court having jurisdiction over any proceeding described in Section 15.01(E), or by federal or state statute, then, following the expiration of any such stay, or if Tenant or Tenant as debtor-in-possession or the trustee appointed in any such proceeding (being collectively referred to as "Tenant" only for the purposes of this Section 15.03) shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or within fifteen (15) days after entry of the order for relief or as may be allowed by the court, or if Tenant shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on five (5) days notice to Tenant, and, upon the expiration of said five (5) day period, this Lease shall cease and expire, and Tenant shall immediately quit and surrender the Premises. Upon the termination of this Lease as provided above, Landlord, without notice, may re-enter and repossess the Premises using such force for that purpose as may be necessary without being liable for damages therefor, and may dispossess Tenant by summary proceedings or otherwise. For the purposes of this Section 15.03, adequate protection of Landlord's right, title and interest in and to the Premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, shall include, without limitation, the following requirements:

                  (A) that Tenant comply with all of its obligations under this Lease;

                  (B) that Tenant continue to use the Premises for Tenant's Permitted Use only;

                  (C) that Landlord be permitted to supervise the performance of Tenant's obligations under this Lease;

                  (D) that if Tenant assumes this Lease and proposes to assign the same (pursuant to Title 11 U.S.C. ss. 365, or as the same may be amended) to any person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to such court having competent jurisdiction over Tenant's estate, then notice of such proposed assignment, setting forth (x) the name and address of such person, (y) all of the terms and conditions of such offer, and (z) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurances referred to in Title U.S.C. ss. 365(b)(3), as it may be amended, shall be given to Landlord by Tenant no later than fifteen
         (15) days after receipt by Tenant of such offer, but in any event no later than thirty (30) days prior to the date that Tenant shall make application to such court for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept, or to cause Landlord's designee to accept, an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which maybe payable out of the consideration to be paid by such person for the assignment of this Lease; and

                  (E) that if Tenant assumes this Lease and proposes to assign the same, and Landlord does not exercise its option pursuant to paragraph (D) of this Section 15.03, Tenant hereby agrees that:

                           (i) such assignee shall have a net worth not less
                  than the aggregate net worth of Tenant as of the Commencement Date, or such Tenant's obligations under this Lease shall be unconditionally guaranteed by a person having a net worth equal to Tenant's net worth as of the Commencement Date;

                           (ii) such assignee shall not use the Premises except
                  subject to all the restrictions contained in this Lease;

                           (iii) such assignee shall assume in writing all of
                  the terms, covenants and conditions of this Lease, including, without limitation, all of such terms, covenants and conditions respecting the permitted use;

                           (iv) such assignee shall indemnify Landlord against,
                  and pay to Landlord the amount of, any payments which Landlord may be obligated to make to any mortgagee by virtue of such assignment; and

                           (v) if such assignee makes any payment to Tenant, or
                  for Tenant's account, for the right to assume this Lease (including, without limitation, any lump sum payment, installment payment or payment in the nature of rent over and above the rental payable under this Lease), Tenant shall pay over to Landlord any such payment.

         15.04. Right of Landlord to Perform. All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense. If Tenant shall fail to pay any sum of money required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated to, make any payment or perform any such other act on Tenant's part to be made or performed, without waiving or releasing Tenant of its obligations under this Lease. Any sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the lesser of the maximum rate permitted by law if any or eighteen percent (18%) per annum from the date of such payment, shall be payable to Landlord as additional rent on demand and Landlord shall have the same rights and remedies as provided in Section 15.02 hereof.

         15.05. Default Under Other Agreements. If Tenant breaches or is in default under any other agreement with Landlord (the "Other Agreements"), which Other Agreements include, without limitation, the Purchase and Sale Agreement, the Asset Purchase Agreement and the Contract Manufacturing Agreement, each of even date herewith, or if any such Other Agreement shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other agreement, any such event shall empower Landlord, at Landlord's sole option, to terminate this Lease by notice to Tenant or to exercise any of the rights or remedies set forth in Section 15.02.

         15.06. Non-Waiver. Nothing in this Article shall be deemed to affect Landlord's rights to indemnification for liability or liabilities arising prior to termination of this Lease for personal injury or property damage under the indemnification clause or clauses contained in this Lease. No acceptance by Landlord of a lesser sum than the sum then due shall be deemed to be other than on account of the earliest amount due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in tine Lease provided.

         15.07. Cumulative Remedies. The specific remedies to which Landlord may resort under the terms of the Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of the Lease. In addition to the other remedies provided in the Lease, including the right to terminate Tenant's right of possession of the Premises and reenter and repossess the Premises and remove all persons and property from the Premises, Landlord shall be entitled to a restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

         15.08. Default by Landlord. Landlord's failure to perform or observe any of its obligations under this Lease shall constitute a default by Landlord under this Lease only if such failure shall continue for a period of thirty (30) days (or the additional time, if any, that is reasonably necessary promptly and diligently to cure the failure) after Landlord receives written notice from Tenant specifying the default. The notice shall give in reasonable detail the nature and extent of the failure and shall identify the Lease provisions) containing the obligation(s). If Landlord shall default in the performance of any of its obligations under this Lease (after notice and opportunity to cure as provided herein), Tenant may pursue any remedies available to it under the law and this Lease.

                   ARTICLE 16 - ATTORNEYS' FEES; COSTS OF SUIT
                   -------------------------------------------

         16.01. Attorneys' Fees. If either Landlord or Tenant shall commence any action or other proceeding against the other arising out of, or relating to, this Lease or the Premises, the prevailing party shall be entitled to recover from the losing party, in addition to any other relief, its actual attorneys' fees irrespective of whether or not the action or other proceeding is prosecuted to judgment and irrespective of any court schedule of reasonable attorneys' fees. In addition, Tenant shall reimburse Landlord, upon demand, for all reasonable attorneys' fees incurred in seeking enforcement against Tenant of Tenant's obligations under this Lease.

         16.02. Indemnification. Should Landlord be made a party to any litigation instituted by Tenant against a party other than Landlord, or by a third party against Tenant, Tenant shall indemnify, hold harmless and defend Landlord from any and all loss, cost, liability, damage or expense incurred by Landlord, including attorneys' fees, in connection with the litigation.

                    ARTICLE 17 - SUBORDINATION AND ATTORNMENT
                    -----------------------------------------

         17.01. Subordination. This Lease, and the rights of Tenant hereunder, are and shall be subordinate to the interests of (i) all present and future ground leases and master leases of all or any part of the Building; (ii) present and future mortgages encumbering all or any part of the Building or the underlying real estate; (iii) all past and future advances made under any such mortgages; and (iv) all renewals, modifications, replacements and extensions of any such ground leases, master leases or mortgages. Upon demand, Tenant shall execute, acknowledge and deliver any instruments reasonably requested by Landlord or any such lessor or mortgagee to effect the purposes of this Section
17.01. Such instruments may contain, among other things, provisions to the effect that such lessor or mortgagee (hereafter, for the purposes of this Section 17.01, a "Successor Landlord") shall (i) not be liable for any act or omission of Landlord or its predecessors, if any, prior to the date of such Successor Landlord's succession to Landlord's interest under this Lease; (ii) not be subject to any offsets or defenses which Tenant might have been able to assert against Landlord or its predecessors, if any, prior to the date of such Successor Landlord's succession to Landlord's interest under this Lease; and
(iii) be entitled to receive notice of any Landlord default under this Lease plus a reasonable opportunity to cure such default prior to Tenant having any right or ability to terminate this Lease as a result of such Landlord default.

         17.02. Attornment. If requested to do so, Tenant shall attorn to and recognize as Tenant's landlord under this Lease any superior lessor, superior mortgagee or other purchaser or person taking title to the Building by reason of the termination of any superior lease or the foreclosure of any superior mortgage, and Tenant shall, upon demand, execute any documents reasonably requested by any such person to evidence the attornment described in this
Section 17.02.

         17.03. Mortgagee and Ground Lessor Protection. Tenant agrees to give any holder of any mortgage and any ground lessor, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgage holder or ground lessor (hereafter the "Notified Party"). Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty
(20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the Notified Party shall have an additional thirty
(30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if the Notified Party has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default). Until the time allowed for the Notified Party to cure such default has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of Landlord's default.

                          ARTICLE 18 - QUIET ENJOYMENT
                          ----------------------------

         18.01. Provided that Tenant performs all of its obligations hereunder, Tenant shall have and peaceably enjoy the Premises during the Lease Term, subject to all of the terms and conditions contained in this Lease.

                              ARTICLE 19 - PARKING
                              --------------------

         19.01. Tenant, its employees and invitees, are hereby granted the non-exclusive privilege to use the parking facilities associated with the Building. Tenant shall abide by all rules and regulations regarding the use of the parking facilities as may hereafter be promulgated by Landlord- Landlord reserves the right to modify, restripe and otherwise change the location of drives, parking spaces and parking areas. Landlord may, but shall have no obligation to, designate certain parking spaces for trucks, handicapped persons or designated tenants or other occupants as Landlord, in its sole discretion, may deem necessary for the efficient operation of the parking area and the Building. Landlord shall have the right to reasonably restrict the number and location of truck/tractor trailers for the overall benefit of all tenants and other occupants, it being agreed by Tenant that it is not the intent of this Lease to provide unrestricted parking for truck/tractor trailers. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants and occupants in the use of parking facilities. Tenant will reimburse Landlord upon demand for any damage caused to the parking surfaces or facilities caused by Tenant's or any of its employees', agents' or invitees' trucks/tractor trailers or any other vehicles. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other occupants of the Building. At no time shall the parking of any vehicle be permitted in the fire lanes or handicapped parking areas servicing the Building.

                       ARTICLE 20 - RULES AND REGULATIONS
                       ----------------------------------

         20.01. Rules and Regulations. (Deleted.)

                       ARTICLE 21 - ESTOPPEL CERTIFICATES

         21.01. Estoppel Certificates. Tenant agrees at any time and from time to time upon not less than ten (10) days prior written notice from Landlord to execute, acknowledge and deliver to Landlord a statement in writing addressed and certifying to Landlord, or to the holder or assignee of any existing or prospective mortgage encumbering the Building or any part thereof (hereafter a "Mortgagee"), or to the lessor, or existing or prospective assignee of the lessor's position, under any existing or prospective ground lease of the land underlying the Building (hereafter a "Ground Lessor"), or to any prospective purchaser of the land, improvements or both comprising the Building, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that Tenant has accepted possession of the Premises, which are acceptable in all respects, and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that Tenant is in full occupancy of the Premises; that Tenant has not been notified of any previous assignment of Landlord's or any predecessor landlord's interest under this Lease; and that Landlord is not in default in performance of any covenant, agreement or condition contained in this Lease or any other matter relating to this Lease or the Premises or, if so, specifying each such default. In addition, in the event that such certificate is being given to any Mortgagee or Ground Lessor, such statement may contain any other provisions customarily required by such Mortgagee or Ground Lessor including, without limitation, an agreement on the part of Tenant to furnish to such Mortgagee or Ground Lessor, as applicable, written notice of any Landlord default and a reasonable opportunity for such Mortgagee or Ground Lessor to cure such default prior to Tenant being able to terminate this Lease. Any such statement delivered pursuant to this Section may be relied upon by Landlord or any Mortgagee, Ground Lessor or prospective purchaser to whom it is addressed and such statement, if required by its addressee, may so specifically state. If Tenant does not execute, acknowledge and deliver to Landlord the statement as and when required herein, Landlord is hereby granted an irrevocable power-of-attorney, coupled with an interest, to execute such statement on Tenant's behalf, which statement shall be binding on Tenant to the same extent as if executed by Tenant.

                         ARTICLE 22 - ENTRY BY LANDLORD
                         ------------------------------

         22.01. Landlord may enter the Premises at all reasonable times to: inspect the same; exhibit the same to prospective purchasers, lenders or tenants; determine whether Tenant is complying with all of its obligations under this Lease; supply janitorial and other services to be provided by Landlord to Tenant under this Lease; post notices of non-responsibility; and make repairs or improvements in or to the Building or the Premises; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to, or interference with, Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall at all times have the right, but not the obligation, to obtain front Tenant and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated by Tenant in writing in advance), and Landlord shall have the right to use any and all means by which Landlord may deem proper to open such doors to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any such means, or otherwise, shall not under any circumstances be deemed or construed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from any part of the Premise. Such entry by Landlord shall not act as a termination of this Lease. If Landlord shall be required to obtain entry by means other than a key provided by Tenant, the cost of such entry shall be payable by Tenant to Landlord as additional rent.

            ARTICLE 23 - LANDLORD'S LEASE UNDERTAKINGS - EXCULPATION
            --------------------------------------------------------
            FROM PERSONAL LIABILITY; TRANSFER OF LANDLORD'S INTEREST
            --------------------------------------------------------

         23.01. Landlord's Lease Undertakings. Notwithstanding anything to the contrary contained in this Lease or in any Exhibits, Riders or addenda hereto attached (collectively the "Lease Documents"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises demised under the Lease Documents are a part ("Landlord's Real Estate") and not to any other assets of Landlord; and (b) except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, Landlord's property managers, or against any of their respective directors, officers, employees, agents, partners, beneficiaries, trustees or representatives.

         23.02. Transfer of Landlord's Interest. Landlord and each successor to Landlord shall be fully released from the performance of Landlord's obligations subsequent to their transfer of Landlord's interest in the Building. Landlord shall not be liable for any obligation hereunder after a transfer of its interest in the Building.

                          ARTICLE 24 - HOLDOVER TENANCY
                          -----------------------------

         24.01. If Tenant holds possession of the Premises after the expiration or termination of the Lease Term, by lapse of time or otherwise, Tenant shall become a tenant at sufferance upon all of the terms contained herein, except as to Lease Term and Rent. Tenant hereby agrees to indemnify, defend and hold harmless Landlord, and its agents, contractors and employees, from and against any and all claims, liabilities, actions, losses, damages (including without limitation, direct, indirect, incidental and consequential) and expenses (including, without limitation, court costs and reasonable attorneys' fees) asserted against or sustained by any such party and arising from or by reason of such retention of possession, which obligations shall survive the expiration or termination of the Lease Term.

                              ARTICLE 25 - NOTICES
                              --------------------

         25.01. All notices which Landlord or Tenant may be required, or may desire, to serve on the other may be served, as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, or may be sent by overnight courier, addressed to the Landlord at the address for Landlord set forth in Section 1.11 above and to Tenant at the address for Tenant set forth in Section 1.12 above, or, from and after the Commencement Date, to the Tenant at the Premises whether or not Tenant has departed from, abandoned or vacated the Premises, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing. Any notice shall be deemed to have been given and served when delivered personally or otherwise at the time the same was posted, except that any notice given by overnight courier shall be deemed given on the first business day following the date such notice is delivered by such courier provided such courier verifies delivery thereof.

                              ARTICLE 26 - BROKERS
                              --------------------

         26.01. Brokers. (Deleted.)

                            ARTICLE 27 -MISCELLANEOUS
                            -------------------------

         27.01. Entire Agreement. This Lease contains all of the agreements and understandings relating to the leasing of the Premises and the obligations of Landlord and Tenant in connection with such leasing. Landlord has not made, and Tenant is not relying upon, any warranties, or representations, promises or statements made by Landlord or any agent of Landlord, except as expressly set forth herein. This Lease supersedes any and all prior agreements and understandings between Landlord and Tenant and alone expresses the agreement of the parties.

         27.02. Amendments. This Lease shall not be amended, changed or modified in any way unless in writing executed by Landlord and Tenant. Landlord shall not have waived or released any of its rights hereunder unless in writing and executed by the Landlord.

         27.03. Successors. Except as expressly provided herein, this Lease and the obligations of Landlord and Tenant contained herein shall bind and benefit the successors and assigns of the parties hereto.

         27.04. Force Majeure. Landlord shall incur no liability to Tenant with respect to, and shall not be responsible for any failure to perform, any of Landlord's obligations hereunder if such failure is caused by any reason beyond the control of Landlord, including, but not limited to strike, labor trouble, governmental rule, regulations, ordinance, statute or interpretation, fire, earthquake, civil commotion, or failure or disruption of utility services. The amount of time for Landlord to perform any of Landlord's obligations shall be extended by the amount of time Landlord is delayed in performing such obligation by reason of any force majeure occurrence whether similar to or different from the foregoing types of occurrences.

         27.05. Survival of Obligations. Any obligations of Tenant accruing prior to the expiration of this Lease shall survive the termination of this Lease, and Tenant shall promptly perform all such obligations whether or not this Lease has expired.

         27.06. Light and Air. No diminution or shutting off of any light, air or view by any structure now or hereafter erected shall in any manner affect this Lease or the obligations of Tenant hereunder, or increase any of the obligations of Landlord hereunder.

         27.07. Governing Law. This Lease shall be governed by, and construed in accordance with, the laws of the State.

         27.08. Severability. In the event any provision of this Lease is found to be unenforceable, the remainder of this Lease shall not be affected, and any provision found to be invalid shall be enforceable to the extent permitted by law. The parties agree that in the event two different interpretations may be given to any provision hereunder, one of which will render the provision unenforceable, and one of which will render the provision enforceable, the interpretation rendering the provision enforceable shall be adopted.

         27.09. Captions. All captions, headings, titles, numerical references and computer highlighting are for convenience only and shall have no effect on the interpretation of this Lease.

         27,10. Interpretation. Tenant acknowledges that it has read and reviewed this Lease and that it has had the opportunity to confer with counsel in the negotiation of this Lease. Accordingly, this Lease shall be construed neither for nor against Landlord or Tenant, but shall be given a fair and reasonable interpretation in accordance with the meaning of its terms and the intent of the parties.

         27.11. Independent Covenants. Each covenant, agreement, obligation or other provision of this Lease to be performed by Tenant are separate and independent covenants of Tenant, and not dependent on any other provision of the Lease.

         27.12. Time is of the Essence. Time is of the essence of this Lease and the performance of all obligations hereunder.

         27.13. Exhibits and Schedules. Exhibit A (Description of the Premises) and Exhibit B (Floor Plan of Building) are incorporated into this Lease by reference and made a part hereof.

         27.14. Waiver; Choice of Laws. To the extent permitted by applicable law, Tenant hereby waives the might to a jury trial in any action or proceeding regarding this Lease and the tenancy created by this Lease. In addition, Tenant hereby submits to local jurisdiction in the State and agrees that any action by Tenant against Landlord shall be instituted in the State and that Landlord shall have personal jurisdiction over Tenant for any action brought by Landlord against Tenant in the State. To the extent permitted by applicable law, Tenant hereby waives any and all rights of redemption granted by any present or future laws.

         27.17. Rights Reserved by Landlord. Landlord reserves the following rights exercisable without notice (except as otherwise expressly provided to the contrary in this Lease) and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises: (i) to change the name or street address of the Building; (ii) to install, affix and maintain all signs on the exterior and/or interior of the Building; (iii) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises; (iv) to display the Premises and/or the Building to mortgagees, prospective mortgagees, prospective purchasers and ground lessors at reasonable hours upon reasonable advance notice to Tenant; (v) to change the arrangement of entrances, doors, corridors, elevators and/or stairs in the Building, provided no such change shall materially adversely affect access to the Premises; (vi) to grant any party the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted under this Lease; (vii) to close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times under such rules and regulations as Landlord prescribes for security purposes; (viii) to install, operate and maintain security systems which monitor, by close circuit television or otherwise, all persons entering or leaving the Building; (ix) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts or other tenants of the Building; and (x) to retain at all times master keys or pass keys to the Premises.

         IN AGREEMENT, the parties hereto have executed this lease as of the date first above written.

LANDLORD:                                TENANT:

TIRO INDUSTRIES, INC.                    THE LAMAUR CORPORATION
a Minnesota corporation                  a Delaware corporation

By  /s/ W.R. Hlavac                      By   /s/  John D. Hellman
   -------------------------------          ---------------------------------

Its Exec. V. Pres.                       Its  Vice President
   -------------------------------          ---------------------------------

                                    EXHIBIT A

                           Description of the Premises

The Premises are comprised of those portions of, those facilities located in, and that certain equipment used in connection with, the property located at 5601 East River Road, Fridley, Minnesota, which portions, facilities and equipment are described as follows:

         (a) Approximately 10,440 rentable square feet of office space, containing the existing executive offices, related conference rooms and accounting and accounting storage areas, all as shown on the floor plan of the Building attached as Exhibit B, and comprised of the following square footages:

- ------------------------------------------------------------------------------
Executive Area:
         Boardroom                         560
         Offices                         3,674
         Kitchen                           240
         Executive Storage Rooms (2)       220
         San Francisco Room                363
         Check Writing Room                280
                                        ------
             Total                                           5,337

Accounting                                                   4,395
Accounting Storage                                             708
                                                            ------

Total                                                       10,440
- ------------------------------------------------------------------------------

         (b) Approximately 1,200 rentable square feet which the parties have allocated to Tenant's use of the following-described areas, which areas are to be shared in common with Landlord:

                  (i) The North Lab and the research and development laboratory equipment therein;

                  (ii) The Building's computer room. Tenant shall allow Landlord the right to use Landlord's computer system and related software in common with Tenant. Landlord shall pay Tenant the allocated use of Tenant's computer employees. Landlord shall not be required to pay for computer run time. Landlord shall pay any license fees which are required to be paid to allow Landlord's lawful use of the computer software.

                  (iii)    The salon and lobby spaces in the Building.

                  (iv) Use of the package engineering equipment, the aerosol research and development laboratory equipment, and certain other laboratory equipment and access to the package engineering department.

                  (v)      Use of the Building's telephone system.

                  (vi) Tenant shall also have access to the computer network cabling located in the Building in order to maintain Tenant's computer network.

                  Those areas of the Building and the equipment and facilities described above which are to be shared with Landlord shall be subject to such rules and regulations as Landlord may from time to time impose, which rules and regulations may include, for safety and security purposes, reasonable limitations on access.

                                    EXHIBIT B

                              NOT ABLE TO REPRODUCE
                                  (FLOOR PLAN)